EXHIBIT 99.1

                                                       CONTACT:  Heather Greer
                                                 Interplay Entertainment Corp.
                                                          HGREER@INTERPLAY.COM
                                                                (949) 553-6655

                                                         FOR IMMEDIATE RELEASE

                      INTERPLAY AND BIOWARE REACH AGREEMENT

IRVINE, CALIFORNIA, JANUARY 24, 2002 - INTERPLAY ENTERTAINMENT CORP. (NASDAQ:IPLY), announced today that Interplay and BioWare Corp. have reached a settlement ending the dispute between the two companies. Per the agreement, NEVERWINTER NIGHTS(TM), developed by BioWare, will be published worldwide by Infogrames subject to certain pre-existing Interplay licenses. In addition, other matters have been resolved to both parties' mutual satisfaction.

     "We are very pleased with the outcome of this situation and we are looking forward to a successful and mutually beneficial relationship with Infogrames and BioWare on this and other titles," said Herve Caen, President of Interplay.

     "We're delighted that we have reached an amicable settlement agreement in our dispute with Interplay," added Ray Muzyka, joint CEO of BioWare Corp. "We look forward to completing the development work on NEVERWINTER NIGHTS(TM) and having Infogrames publish this product."

ABOUT BIOWARE CORP.

BioWare Corp. is an electronic entertainment company that develops computer and console games. Published projects include: SHATTERED STEEL, the genre-defining BALDUR'S GATE(TM) role playing game series, MDK(TM)2 for Dreamcast and PC, and MDK(TM)2: ARMAGEDDON for Playstation(R)2. Recently, BioWare released BALDUR'S GATE(TM): THRONE OF BHAAL(TM), the massive expansion pack to BALDUR'S GATE(TM) II SHADOWS OF AMN(TM). BioWare's developers are currently hard at work on two titles to be released this year; NEVERWINTER NIGHTS(TM) - a Dungeons & Dragons(R) fantasy role playing game for singleplayer and multiplayer (to be published by Infogrames), and STAR WARS(R) KNIGHTS OF THE OLD REPUBLIC (to be published by LucasArts). As well, development is under way on a new, unannounced, third project.

ABOUT INTERPLAY ENTERTAINMENT CORP.

Interplay Entertainment Corp. is a leading developer, publisher and distributor of interactive entertainment software for both core gamers and the mass market. Interplay currently balances


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its development efforts by publishing for personal computers as well as current and next generation video game consoles. Interplay releases products through Interplay, Shiny Entertainment, Digital Mayhem, Black Isle Studios, its distribution partners and its wholly owned subsidiary Interplay OEM, Inc. More comprehensive information on Interplay and its products is available through its worldwide web site at HTTP://WWW.INTERPLAY.COM.

     Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

STATEMENTS CONTAINED IN THIS RELEASE EXCEPT FOR HISTORICAL INFORMATION ARE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON CURRENT EXPECTATIONS AND INVOLVE RISKS AND UNCERTAINTIES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, WORDS SUCH AS "MAY," "WILL," "EXPECT," "BELIEVE," "ANTICIPATE," "INTEND," "COULD," "ESTIMATE," OR "CONTINUE" OR THE NEGATIVE OR OTHER VARIATIONS THEREOF OR COMPARABLE TERMINOLOGY ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE RISKS AND UNCERTAINTIES INHERENT IN SUCH STATEMENTS MAY CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO DIFFER MATERIALLY AND ADVERSELY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. FOR EXAMPLE, INTERPLAY'S RELATIONSHIP WITH INFOGRAMES AND BIOWARE DEPENDS ON OUR FUTURE BUSINESS DEALINGS WITH THESE COMPANIES. ADDITIONAL IMPORTANT FACTORS THAT MAY CAUSE ACTUAL FUTURE EVENTS OR RESULTS TO DIFFER MATERIALLY AND ADVERSELY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS ARE DISCUSSED IN THE COMPANY'S FILINGS FROM TIME TO TIME WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING BUT NOT LIMITED TO THE COMPANY'S ANNUAL REPORTS ON FORM 10-K AND THE COMPANY'S SUBSEQUENT QUARTERLY FILINGS ON FORM 10-Q. INTERPLAY DISCLAIMS ANY OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS THAT MAY BE MADE FROM TIME TO TIME BY IT OR ON ITS BEHALF.

                                      # # #

Note: All trademarks and copyrights are the property of their respective owners.

For further information, please contact Heather Greer of Interplay Entertainment Corp., +1-949-553-6655, hgreer@interplay.com.


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